As filed with the Securities and Exchange Commission on May 12, 2010

Registration No. 333-166527

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

AMENDMENT NO. 1

TO

FORM S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

EASTON-BELL SPORTS, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	333-123927	20-1636283
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number of Registrant and each Co-Registrant)	(I.R.S. Employer Identification No.)

Delaware	ALL AMERICAN SPORTS CORPORATION	34-1688715
Texas	BELL CHINA INVESTMENTS, INC.	20-4172417
Delaware	BELL RACING COMPANY	86-0954337
Delaware	BELL SPORTS CORP.	36-3671789
California	BELL SPORTS, INC.	95-1733731
Nevada	CDT NEVADA, INC.	20-0722314
Nevada	EASTON SPORTS ASIA, INC.	20-0722229
California	EASTON SPORTS, INC.	95-4006570
Delaware	EQUILINK LICENSING, LLC	51-0342202
Delaware	MACMARK CORPORATION	36-4444622
Illinois	RIDDELL, INC.	36-3581631
Delaware	RIDDELL SPORTS GROUP, INC.	13-4175358
Delaware	RIDMARK CORPORATION	22-2908352

7855 Haskell Avenue

Van Nuys, CA 91406

(818) 902-5800

(Address, Including Zip Code, and Telephone Number, Including

Area Code, of Registrant’s Principal Executive Offices)

Mark A. Tripp

7855 Haskell Avenue

Van Nuys, CA 91406

(818) 902-5803

(Name, Address, Including Zip Code, and Telephone Number, Including

Area Code, of Agent for Service)

with a copy to:

Carl P. Marcellino

Ropes & Gray LLP

1211 Avenue of the Americas

New York, New York 10036

(212) 596-9000

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large Accelerated Filer  ☐    Accelerated Filer  ☐    Non-Accelerated Filer  ☒    Smaller Reporting Company  ☐

*If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer) ☐
Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer) ☐

The Registrants hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE:

This Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-166527) is being filed solely for the purpose of filing revised forms of Exhibit 5.2 and Exhibit 5.3, in each case, in response to the comment letter dated May 10, 2010 from the Securities and Exchange Commission. This Amendment No. 1 does not modify any provision of the prospectus that forms a part of the Registration Statement. Accordingly, the prospectus has been omitted and this Amendment No. 1 consists only of the facing page, this explanatory note and Part II of the Registration Statement.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Registrants Incorporated or Organized in Delaware

The following registrants are corporations incorporated in the state of Delaware: Easton-Bell Sports, Inc., All American Sports Corporation, Bell Racing Company, Bell Sports Corp., MacMark Corporation, Riddell Sports Group, Inc., and Ridmark Corporation. Section 102(b)(7) of the Delaware General Corporation Law permits a corporation to include in its certificate of incorporation a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided, however, that such provision shall not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, which relates to unlawful payment of dividends and unlawful stock purchases and redemptions, or (iv) for any transaction from which the director derived an improper personal benefit.

Section 145 of the Delaware General Corporation Law provides that a corporation may indemnify any persons, including officers and directors, who are, or are threatened to be made, parties to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person is or was an officer, director, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. The indemnity may include expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the corporation’s best interests and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his conduct was unlawful. Further, Section 145 of the Delaware General Corporation Law also provides that a Delaware corporation may indemnify officers and directors in an action by or in the right of the corporation under the same conditions, except that no indemnification is permitted without judicial approval if the officer or director is adjudged to be liable to the corporation. Where a present or former officer or director is successful on the merits or otherwise in the defense of any action referred to in this paragraph, the corporation must indemnify such officer or director against the expenses that such officer or director actually and reasonably incurred in connection therewith.

Section 145 of the Delaware General Corporation Law further authorizes a corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against any liability asserted against him and incurred by him in any such capacity, arising out of his status as such, whether or not the corporation would otherwise have the power to indemnify him under Section 145 of the Delaware General Corporation Law.

In accordance with Section 102(b)(7) of the Delaware General Corporation Law, the certificates of incorporation of Easton-Bell Sports, Inc., All American Sports Corporation, Bell Racing Company, Bell Sports Corp., MacMark Corporation, Riddell Sports Group, Inc., and Ridmark Corporation provide that directors shall not be personally liable for monetary damages for breaches of their fiduciary duty as directors, except to the extent that exculpation from liability is not permitted under Section 102(b)(7).

Consistent with Section 145 of the Delaware General Corporation Law, the certificates of incorporation of Easton-Bell Sports, Inc., All American Sports Corporation, Bell Racing Company, Bell Sports Corp., MacMark

Corporation, Riddell Sports Group, Inc., and Ridmark Corporation and the bylaws of Bell Sports Corp. and Bell Racing Company provide that the corporation shall indemnify each person who is or was a director or officer of the corporation to the maximum extent permitted under the Delaware General Corporation Law.

The registrant, Equilink Licensing, LLC, is a limited liability company organized in the state of Delaware. Section 18-108 of the Delaware Limited Liability Company Act provides that a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever, subject to such standards and restrictions, if any, as are set forth in its limited liability company agreement.

The limited liability company agreement of Equilink Licensing, LLC, or Equilink, provides that Equilink shall indemnify each person who is or was a member or manager from any liability, loss or damage incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of Equilink and from liabilities or obligations of Equilink imposed on such party by virtue of such party’s position with Equilink, including reasonable attorneys’ fees and costs and any amounts expended in the settlement of any such claims of liability, loss or damage, if the liability, loss, damage or claim arises out of any action or inaction of such party in which (a) (i) such party, at the time of such action or inaction, determined in good faith that its, his or her course of conduct was in, or not opposed to, the best interests of Equilink or (ii) in the case of inaction by such party, such party did not intend its, his or her inaction to be harmful or opposed to the best interests of Equilink and (b) the action or inaction did not constitute fraud, gross negligence or willful misconduct by such party.

Registrant Incorporated in Texas

The registrant, Bell China Investments, Inc., is a corporation incorporated in the state of Texas. Section 7.001 of the Texas Business Organizations Code allows a corporation’s articles of incorporation to limit the liability of directors to the extent they have not been found liable for breach of a duty of loyalty, an act or omission not in good faith, a transaction from which they received an improper benefit, or an act or omission for which liability is expressly provided by statute. Section 8.101 of the Texas Business Organizations Code allows a corporation to indemnify a director if it is determined that the director acted in good faith and reasonably believed the conduct was in the corporation’s best interest, or if the director’s conduct was not in an official capacity, that the conduct was not opposed to the corporation’s bests interests, and in the case of a criminal proceeding, that the director did not have a reasonable cause to believe the conduct was unlawful. Under Section 8.102 of the Texas Business Organizations Code, the corporation may indemnify a director, subject to certain exceptions described in the statute, against a judgment and expenses, including penalties, settlements, and fines, that are reasonable and actually incurred by the director in connection with a proceeding.

The articles of incorporation of Bell China Investments, Inc. provides that the directors of that corporation shall not be liable to the corporation or its shareholders for monetary damages for an act or omission in the director’s capacity as a director, except for: (i) a breach of a director’s duty of loyalty to the corporation or its shareholders; (ii) an act or omission not in good faith that constitutes a breach of the director’s duty to the corporation or an act or omission that involves intentional misconduct or a knowing violation of the law; (iii) a transaction from which a director received an improper benefit, whether or not the benefit resulted from an action taken within the scope of the director’s office;(iv) an act or omission for which the liability of a director is expressly provided by statute; or (v) an act related to an unlawful stock repurchase or payment of a dividend. The bylaws of Bell China Investments, Inc. further provides that the corporation will indemnify its directors to the fullest extent permitted by the Texas Business Corporation Act and may, if and to the extent authorized by the board of directors, so indemnify its officers and any other person whom it has the power to indemnify against liability, reasonable expense or other matter whatsoever.

Registrants Incorporated in California

Bell Sports Inc., and Easton Sports, Inc are registrants incorporated in the state of California. Section 317 of the California General Corporation Law provides that a California corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the corporation to procure a judgment in its favor) by reason of the fact that the person is or was an agent (which term includes officers and directors) of the corporation, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with the proceeding if that person acted in good faith and in a manner the person reasonably believed to be in the best interests of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of the person was unlawful. In the case of a derivative action, no indemnification shall be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation in the performance of his or her duty to the corporation and its shareholders unless and only to the extent that the court in which action or suit is or was pending shall determine that, in view of all of the circumstances of the case, such person is fairly and reasonably entitled to indemnify for these expenses which this court shall deem proper. Section 317 further provides that to the extent that the director, officer, employee or agent of a corporation has been successful on the merits in defense of any proceeding referred to above or in the defense of any claim, issue or matter, such person shall be indemnified against expenses, including attorneys’ fees, actually or reasonably incurred by him or her in connection with such defense.

The certificate of incorporation of Bell Sports, Inc. provides that the liability of the directors of that corporation for monetary damages shall be eliminated to the fullest extent permissible under California law. The corporation is authorized to provide indemnification of agents (as defined in Section 317 of the California Corporations Code) for breaches of duty to the corporation and its shareholders through bylaw provisions or through agreements with the agents, or both, in excess of the indemnification otherwise permitted by Section 317 of the California Corporations Code, subject to the limits of such excess indemnification set forth in Section 204 of the California Corporations Code. The bylaws of Bell Sports, Inc. provides that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than, an action by or in the right of the Corporation to procure a judgment in its favor) by reason of the fact that such person is or was an agent of the Corporation, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if such person acted in good faith and in a manner such person reasonably believed to be in the best interests of the Corporation and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such person was unlawful. Further, the bylaws of Bell Sports, Inc. provides that it shall any. person who was or is a .party or is threatened to be made a party to any threatened, pending or completed action by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was en agent of the Corporation, against monetary damages and expenses actually and reasonably incurred by such person in connection with the defense or settlement of such action If such person acted in good faith, in a manner such person believed to be in the best interests of the Corporation and its shareholders. However, no indemnification shall be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation in the performance of his or her duty to the corporation and its shareholders unless and only to the extent that the court in which action or suit is or was pending shall determine that, in view of all of the circumstances of the case, such person is fairly and reasonably entitled to indemnify for these expenses which this court shall deem proper. To the extent that an agent of Bell Sports, Inc. has been successful on the merits in defense of any proceeding or in defense of any claim, issue or matter therein, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith. To the extent that an agent of the Corporation has not been successful on the merits of any proceeding (with respect to actions by or in the right of the Corporation) or in defense of any claim, issue or matter therein, the agent shall be indemnified against expenses actually and reasonably incurred by the agent In connection therewith.

The certificate of incorporation of Easton Sports, Inc. provides that the liability of the directors of the corporation for monetary damages shall be eliminated to the fullest extent permissible under California law. Further, the bylaws of Easton Sports, Inc. provide that the corporation shall indemnify each of its directors and officers of the corporation, who is or was serving at the request of the corporation, to the maximum extent permitted under California General Corporation Law.

Registrants Incorporated in Nevada

CDT Nevada, Inc., and Easton Sports Asia, Inc. are registrants incorporated in the state of Nevada. Under Section 78.7502 of the Nevada General Corporation Law, a corporation may indemnify a director, officer, employee or agent of the corporation (or a person who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise) against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person if he (i) is not liable pursuant to Section 78.138 of the Nevada General Corporation Law (duty of good faith) or (ii) acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. In the case of an action brought by or in the right of a corporation, the corporation may indemnify a director, officer, employee or agent of the corporation (or a person who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise) against expenses (including attorneys’ fees and amounts paid in settlement) actually and reasonably incurred by him if he (i) is not liable pursuant to Section 78.138 of the Nevada General Corporation Law (duty of good faith) or (ii) acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification may be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent a court finds that, in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper.

Section 78.752 of the Nevada General Corporation Law also provides that a corporation has the power to maintain insurance on behalf of its directors and officers against any liability asserted against those persons and incurred by them in their capacity as directors or officers, as applicable, whether or not the corporation would have the authority to indemnify them against liability and expense.

The articles of incorporation and bylaws of CDT Nevada, Inc., and Easton Sports Asia, Inc., contain no articles, sections or provisions relating to indemnification.

Registrant Incorporated in Illinois

The registrant, Riddell, Inc., is a corporation incorporated in the state of Illinois. Section 8.75 of the Illinois Business Corporation Act, as amended, empowers Illinois corporations to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, so long as such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. Expenses (including attorney’s fees) incurred by an officer or director in defending a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation. For actions or suits by or in the right of the corporation, no indemnification is permitted in respect of any claim, issue or matter as to which such person is adjudged to be liable to the corporation, unless and only to the extent that, the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court deems proper. Any indemnification (unless ordered by a court) will be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person has met the applicable standard of conduct set forth above. Such determination shall be made with respect to a person who is a director or officer at the time of the determination (1) by the majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of the directors designated by a majority vote of the directors, even though less than a quorum, or (3) if there are no such directors, or if the directors so direct, by independent legal counsel in a written opinion, or (4) by the shareholders. To the extent that a present or former director, officer or employee of the corporation has been successful, on the merits or otherwise, in the defense of any action, suit or proceeding described above or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, if the person acted in good faith and in a manner such person reasonably believed to be in, or not opposed to, the best interests of the corporation. Such indemnification is not exclusive of any other rights to which those indemnified may be entitled under any bylaws, agreement, vote of shareholders or disinterested directors or otherwise.

Section 8.75 of the Illinois Business Corporation Act also authorizes the corporation to buy and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or a person who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of the person’s status as such, whether or not the corporation has the power to indemnify the person against such liability.

The bylaws of Riddell, Inc. provide that that corporation shall indemnify, to the fullest extent permitted by the provisions of the Business Corporation Act of 1983, any and all persons whom it shall have power to indemnify under said provisions.

EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

(a) The following exhibits are filed or incorporated by reference as part of this report. Each management contract or compensation plan required to be filed as an exhibit is identified by an asterisk (*).

Exhibit No.	Description of Exhibit	The Filings Referenced For Incorporation by Reference are:
2.1	Stock Purchase Agreement dated as of February 1, 2006	Exhibit 2.1 to the Company’s Current Report on Form 8-K filed February 7, 2006.

3.1(a)	Amended and Restated Certificate of Incorporation of Easton-Bell Sports, Inc.	Exhibit 3.1(a) to the Company’s Annual Report on Form 10-K filed March 30, 2006.

3.1(b)	Amended and Restated Bylaws of Easton-Bell Sports, Inc.	Exhibit 3.1(b) to the Company’s Annual Report on Form 10-K filed March 30, 2006.

3.2(a)	Certificate of Incorporation of All American Sports Corporation, including amendments thereto	Exhibit 3.2(a) to the Company’s Registration Statement on Form S-4 filed May 5, 2010

3.2(b)	Bylaws of All American Sports Corporation	Exhibit 3.2(b) to the Company’s Registration Statement on Form S-4 filed May 5, 2010

3.3(a)	Articles of Incorporation of Bell China Investments, Inc., including amendments thereto	Exhibit 3.3(a) to the Company’s Registration Statement on Form S-4 filed May 5, 2010

3.3(b)	Bylaws of Bell China Investments, Inc.	Exhibit 3.3(b) to the Company’s Registration Statement on Form S-4 filed May 5, 2010

3.4(a)	Certificate of Incorporation of Bell Racing Company, including amendments thereto	Exhibit 3.4(a) to the Company’s Registration Statement on Form S-4 filed May 5, 2010

3.4(b)	Bylaws of Bell Racing Company	Exhibit 3.4(b) to the Company’s Registration Statement on Form S-4 filed May 5, 2010

3.5(a)	Amended and Restated Certificate of Incorporation of Bell Sports Corp.	Exhibit 3.5(a) to the Company’s Registration Statement on Form S-4 filed May 5, 2010

3.5(b)	Bylaws of Bell Sports Corp.	Exhibit 3.5(b) to the Company’s Registration Statement on Form S-4 filed May 5, 2010

3.6(a)	Amended and Restated Articles of Incorporation of Bell Sports, Inc., including amendments thereto	Exhibit 3.6(a) to the Company’s Registration Statement on Form S-4 filed May 5, 2010

3.6(b)	Amended and Restated Bylaws of Bell Sports, Inc.	Exhibit 3.6(b) to the Company’s Registration Statement on Form S-4 filed May 5, 2010

3.7(a)	Articles of Incorporation of CDT Nevada, Inc.	Exhibit 3.7(a) to the Company’s Registration Statement on Form S-4 filed May 5, 2010

3.7(b)	Bylaws of CDT Nevada, Inc.	Exhibit 3.7(b) to the Company’s Registration Statement on Form S-4 filed May 5, 2010

3.8(a)	Articles of Incorporation of Easton Sports Asia, Inc.	Exhibit 3.8(a) to the Company’s Registration Statement on Form S-4 filed May 5, 2010

3.8(b)	Bylaws of Easton Sports Asia, Inc.	Exhibit 3.8(b) to the Company’s Registration Statement on Form S-4 filed May 5, 2010

3.9(a)	Articles of Incorporation of Easton Sports, Inc., including amendments thereto	Exhibit 3.9(a) to the Company’s Registration Statement on Form S-4 filed May 5, 2010

3.9(b)	Amended Bylaws of Easton Sports, Inc.	Exhibit 3.9(b) to the Company’s Registration Statement on Form S-4 filed May 5, 2010

3.10(a)	Certificate of Formation of Equilink Licensing, LLC	Exhibit 3.10(a) to the Company’s Registration Statement on Form S-4 filed May 5, 2010

Exhibit No.	Description of Exhibit	The Filings Referenced For Incorporation by Reference are:
3.10(b)	Limited Liability Company Agreement of Equilink Licensing, LLC	Exhibit 3.10(b) to the Company’s Registration Statement on Form S-4 filed May 5, 2010

3.11(a)	Certificate of Incorporation of MacMark Corporation, including amendments thereto	Exhibit 3.11(a) to the Company’s Registration Statement on Form S-4 filed May 5, 2010

3.11(b)	Bylaws of MacMark Corporation	Exhibit 3.11(b) to the Company’s Registration Statement on Form S-4 filed May 5, 2010

3.12(a)	Articles of Incorporation of Riddell, Inc., including amendments thereto	Exhibit 3.12(a) to the Company’s Registration Statement on Form S-4 filed May 5, 2010

3.12(b)	Bylaws of Riddell, Inc.	Exhibit 3.12(b) to the Company’s Registration Statement on Form S-4 filed May 5, 2010

3.13(a)	Amended and Restated Certificate of Incorporation of Riddell Sports Group, Inc., including amendments thereto	Exhibit 3.13(a) to the Company’s Registration Statement on Form S-4 filed May 5, 2010

3.13(b)	Amended and Restated Bylaws of Riddell Sports Group, Inc.	Exhibit 3.13(b) to the Company’s Registration Statement on Form S-4 filed May 5, 2010

3.14(a)	Certificate of Incorporation of Ridmark Corporation, including amendments thereto	Exhibit 3.14(a) to the Company’s Registration Statement on Form S-4 filed May 5, 2010

3.14(b)	Bylaws of Ridmark Corporation	Exhibit 3.14(b) to the Company’s Registration Statement on Form S-4 filed May 5, 2010

4.1	Form of original notes	Exhibit 4.1 to the Company’s Current Report on Form 8-K filed December 9, 2009

4.2	Form of exchange notes	Exhibit 4.2 to the Company’s Registration Statement on Form S-4 filed May 5, 2010

4.3	Indenture dated as of December 3, 2009	Exhibit 4.2 to the Company’s Current Report on Form 8-K filed December 9, 2009

4.4	Registration Rights Agreement dated as of December 3, 2009	Exhibit 4.3 to the Company’s Current Report on Form 8-K filed December 9, 2009

5.1	Opinion of Ropes & Gray LLP	Exhibit 5.1 to the Company’s Registration Statement on Form S-4 filed May 5, 2010

5.2	Opinion of Andrews Kurth LLP	Filed Herewith

5.3	Opinion of McDonald Carano Wilson LLP	Filed Herewith

10.1	Revolving Credit Agreement dated as of December 3, 2009	Exhibit 10.1 to the Company’s Current Report on Form 8-K filed December 9, 2009.

10.2*	2006 Equity Incentive Plan	Exhibit 10.4 to the Company’s Annual Report on Form 10-K filed March 30, 2006.

10.3*	Amendment to the 2006 Incentive Plan	Exhibit 10.3 to the Company’s Annual Report on Form 10-K filed March 16, 2010

10.4*	Amended and Restated Employment Agreement of Paul Harrington	Exhibit 10.4 to the Company’s Annual Report on Form 10-K filed March 16, 2010

10.5*	Employment Agreement with Mark Tripp	Exhibit 10.3 to the Company’s Current Report on Form 8-K/A filed June 23, 2006.

10.6*	Employment Agreement with Donna L. Flood	Exhibit 10.1 to the Company’s Current Report on Form 8-K filed November 12, 2008.

10.7*	Employment Agreement with Chris Zimmerman	Exhibit 10.7 to the Company’s Registration Statement on Form S-4 filed May 5, 2010

Exhibit No.	Description of Exhibit	The Filings Referenced For Incorporation by Reference are:
10.8*	Consulting Agreement with Terry Lee	Exhibit 10.8 to the Company’s Registration Statement on Form S-4 filed May 5, 2010

10.9*	Employment Agreement with Anthony M. Palma	Exhibit 10.2 to the Company’s Current Report on Form 8-K/A filed June 23, 2006.

10.10	Intercreditor Agreement dated as of December 3, 2009	Exhibit 10.9 to the Company’s Annual Report on Form 10-K filed March 16, 2010

12.1	Statement of Computation of Ratio of Earnings to Fixed Charges	Exhibit 12.1 to the Company’s Registration Statement on Form S-4 filed May 5, 2010

21.1	Subsidiaries of Easton-Bell	Exhibit 21.1 to the Company’s Registration Statement on Form S-4 filed May 5, 2010

23.1	Consent of Ropes & Gray LLP (see Exhibit 5.1)	Exhibit 23.1 to the Company’s Registration Statement on Form S-4 filed May 5, 2010

23.2	Consent of Andrews Kurth LLP (see Exhibit 5.2)	Filed Herewith

23.3	Consent of McDonald Carano Wilson LLP (see Exhibit 5.3)	Filed Herewith

23.4	Consent of Ernst & Young LLP	Exhibit 23.4 to the Company’s Registration Statement on Form S-4 filed May 5, 2010

24.1	Powers of Attorney (see signature pages of this Registration Statement)	Exhibit 24.1 to the Company’s Registration Statement on Form S-4 filed May 5, 2010

25.1	Statement on Form T-1 as to the Eligibility of the Trustee	Exhibit 25.1 to the Company’s Registration Statement on Form S-4 filed May 5, 2010

99.1	Form of Letter of Transmittal	Exhibit 99.1 to the Company’s Registration Statement on Form S-4 filed May 5, 2010

99.2	Form of Notice of Guaranteed Delivery	Exhibit 99.2 to the Company’s Registration Statement on Form S-4 filed May 5, 2010

(b) Reference is made to Schedule II: Valuation and Qualifying Accounts as set forth in the Index to Consolidated Financial Statements under Part I of the prospectus that is part of the Company’s Registration Statement on Form S-4 filed May 5, 2010.

UNDERTAKINGS

(a) Each of the undersigned registrants hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more that a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) Each of the undersigned registrants hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 22 or 13 of Form S-4, within one business day of receipt of such request, and to send the incorporated documents by first class mail or equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

(c) Each of the undersigned registrants hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

(d) Insofar as indemnification for liabilities arising under Securities Act of 1933 may be permitted to directors, officers and controlling persons of each of the registrants pursuant to the foregoing provisions, or otherwise, the registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by either of the registrants of expenses incurred or paid by a director, officer or controlling person of either of the registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, each of the registrants will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

(e) Each of the undersigned registrants hereby undertakes as follows: that prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other Items of the applicable form.

(f) Each of the undersigned registrants hereby undertakes that every prospectus (i) that is filed pursuant to the immediately preceding paragraph or (ii) that purports to meet the requirements of Section 10(a)(3) of the Securities Act of 1933 and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Easton-Bell Sports, Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Van Nuys, State of California on this 12th day of May, 2010.

EASTON-BELL SPORTS, INC.

By:	/S/ MARK A. TRIPP
Mark A. Tripp Principal Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 12, 2010.

Signatures	Title

* Paul E. Harrington	Principal Executive Officer and Director

/S/ MARK A. TRIPP Mark A. Tripp	Principal Financial Officer

* Peter J. Maxwell	Principal Accounting Officer

Signatures	Title

* James L. Easton	Chairman of the Board and Director

* William L. Beane III	Director

* Shael J. Dolman	Director

* Peter D. Lamm	Director

* Terry G. Lee	Director

* Timothy P. Mayhew	Director

* Aron I. Schwartz	Director

* Andrew Claerhout	Director

* Peter V. Ueberroth	Director

* Richard E. Wenz	Director

*	The undersigned by signing his name hereby signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named directors and officers previously filed with the Securities and Exchange Commission

By:	/S/ MARK A. TRIPP
Mark A. Tripp
attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, All American Sports Corporation has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Van Nuys, State of California on this 12th day of May, 2010.

ALL AMERICAN SPORTS CORPORATION

By:	/S/ MARK A. TRIPP
Mark A. Tripp Principal Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 12, 2010.

Signatures	Title

* Paul E. Harrington	Principal Executive Officer and Director

/S/ MARK A. TRIPP Mark A. Tripp	Principal Financial Officer and Director

* Peter J. Maxwell	Principal Accounting Officer

*	The undersigned by signing his name hereby signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named directors and officers previously filed with the Securities and Exchange Commission

By:	/S/ MARK A. TRIPP
Mark A. Tripp
attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Bell China Investments, Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Van Nuys, State of California on this 12th day of May, 2010.

BELL CHINA INVESTMENTS, INC.

By:	/S/ MARK A. TRIPP
Mark A. Tripp Principal Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 12, 2010.

Signatures	Title

* Paul E. Harrington	Principal Executive Officer

/S/ MARK A. TRIPP Mark A. Tripp	Principal Financial Officer

* Peter J. Maxwell	Principal Accounting Officer

*	Director
Daniel J. Arment

*	The undersigned by signing his name hereby signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named directors and officers previously filed with the Securities and Exchange Commission.

By:	/S/ MARK A. TRIPP
Mark A. Tripp
attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Bell Racing Company has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Van Nuys, State of California on this 12th day of May, 2010.

BELL RACING COMPANY

By:	/S/ MARK A. TRIPP
Mark A. Tripp Principal Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 12, 2010.

Signatures	Title

* Paul E. Harrington	Principal Executive Officer and Director

/S/ MARK A. TRIPP Mark A. Tripp	Principal Financial Officer and Director

* Peter J. Maxwell	Principal Accounting Officer

*	The undersigned by signing his name hereby signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named directors and officers previously filed with the Securities and Exchange Commission

By:	/S/ MARK A. TRIPP
Mark A. Tripp
attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Bell Sports Corp. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Van Nuys, State of California on this 12th day of May, 2010.

BELL SPORTS CORP.

By:	/S/ MARK A. TRIPP
Mark A. Tripp Principal Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 12, 2010.

Signatures	Title

* Paul E. Harrington	Principal Executive Officer and Director

/S/ MARK A. TRIPP Mark A. Tripp	Principal Financial Officer and Director

* Peter J. Maxwell	Principal Accounting Officer

*	The undersigned by signing his name hereby signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named directors and officers previously filed with the Securities and Exchange Commission

By:	/S/ MARK A. TRIPP
Mark A. Tripp
attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Bell Sports, Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Van Nuys, State of California on this 12th day of May, 2010.

BELL SPORTS, INC.

By:	/S/ MARK A. TRIPP
Mark A. Tripp Principal Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 12, 2010.

Signatures	Title

* Paul E. Harrington	Principal Executive Officer and Director

/S/ MARK A. TRIPP Mark A. Tripp	Principal Financial Officer and Director

* Peter J. Maxwell	Principal Accounting Officer

*	The undersigned by signing his name hereby signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named directors and officers previously filed with the Securities and Exchange Commission

By:	/S/ MARK A. TRIPP
Mark A. Tripp
attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, CDT Nevada, Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Van Nuys, State of California on this 12th day of May, 2010.

CDT NEVADA, INC.

By:	/S/ MARK A. TRIPP
Mark A. Tripp Principal Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 12, 2010.

Signatures	Title

* Paul E. Harrington	Principal Executive Officer and Director

/S/ MARK A. TRIPP Mark A. Tripp	Principal Financial Officer and Director

* Peter J. Maxwell	Principal Accounting Officer

*	The undersigned by signing his name hereby signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named directors and officers previously filed with the Securities and Exchange Commission

By:	/S/ MARK A. TRIPP
Mark A. Tripp
attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Easton Sports Asia, Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Van Nuys, State of California on this 12th day of May, 2010.

EASTON SPORTS ASIA, INC.

By:	/S/ MARK A. TRIPP
Mark A. Tripp Principal Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 12, 2010.

Signatures	Title

* Paul E. Harrington	Principal Executive Officer and Director

/S/ MARK A. TRIPP Mark A. Tripp	Principal Financial Officer and Director

* Peter J. Maxwell	Principal Accounting Officer

*	The undersigned by signing his name hereby signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named directors and officers previously filed with the Securities and Exchange Commission

By:	/S/ MARK A. TRIPP
Mark A. Tripp
attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Easton Sports, Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Van Nuys, State of California on this 12th day of May, 2010.

EASTON SPORTS, INC.

By:	/S/ MARK A. TRIPP
Mark A. Tripp Principal Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 12, 2010.

Signatures	Title

* Paul E. Harrington	Principal Executive Officer and Director

/S/ MARK A. TRIPP Mark A. Tripp	Principal Financial Officer and Director

* Peter J. Maxwell	Principal Accounting Officer

*	The undersigned by signing his name hereby signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named directors and officers previously filed with the Securities and Exchange Commission

By:	/S/ MARK A. TRIPP
Mark A. Tripp
attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Equilink Licensing, LLC has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Van Nuys, State of California on this 12th day of May, 2010.

EQUILINK LICENSING, LLC

By:	/S/ MARK A. TRIPP
Mark A. Tripp Principal Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 12, 2010.

Signatures	Title

* Paul E. Harrington	Principal Executive Officer and Manager

/S/ MARK A. TRIPP Mark A. Tripp	Principal Financial Officer and Manager

* Peter J. Maxwell	Principal Accounting Officer

*	The undersigned by signing his name hereby signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named directors and officers previously filed with the Securities and Exchange Commission

By:	/S/ MARK A. TRIPP
Mark A. Tripp
attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, MacMark Corporation has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Van Nuys, State of California on this 12th day of May, 2010.

MACMARK CORPORATION

By:	/S/ MARK A. TRIPP
Mark A. Tripp Principal Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 12, 2010.

Signatures	Title

* Paul E. Harrington	Principal Executive Officer and Director

/S/ MARK A. TRIPP Mark A. Tripp	Principal Financial Officer and Director

* Peter J. Maxwell	Principal Accounting Officer

*	The undersigned by signing his name hereby signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named directors and officers previously filed with the Securities and Exchange Commission

By:	/S/ MARK A. TRIPP
Mark A. Tripp
attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Riddell, Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Van Nuys, State of California on this 12th day of May, 2010.

RIDDELL, INC.

By:	/S/ MARK A. TRIPP Mark A. Tripp Principal Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 12, 2010.

Signatures	Title

* Paul E. Harrington	Principal Executive Officer and Director

/S/ MARK A. TRIPP Mark A. Tripp	Principal Financial Officer and Director

* Peter J. Maxwell	Principal Accounting Officer

*	The undersigned by signing his name hereby signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named directors and officers previously filed with the Securities and Exchange Commission

By:	/S/ MARK A. TRIPP
Mark A. Tripp
attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Riddell Sports Group, Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Van Nuys, State of California on this 12th day of May, 2010.

RIDDELL SPORTS GROUP, INC.

By:	/S/ MARK A. TRIPP Mark A. Tripp Principal Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 12, 2010.

Signatures	Title

* Paul E. Harrington	Principal Executive Officer and Director

/S/ MARK A. TRIPP Mark A. Tripp	Principal Financial Officer and Director

* Peter J. Maxwell	Principal Accounting Officer

*	The undersigned by signing his name hereby signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named directors and officers previously filed with the Securities and Exchange Commission

By:	/S/ MARK A. TRIPP
Mark A. Tripp
attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Ridmark Corporation has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Van Nuys, State of California on this 12th day of May, 2010.

RIDMARK CORPORATION

By:	/S/ MARK A. TRIPP Mark A. Tripp Principal Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 12, 2010.

Signatures	Title

* Paul E. Harrington	Principal Executive Officer and Director

/S/ MARK A. TRIPP Mark A. Tripp	Principal Financial Officer and Director

* Peter J. Maxwell	Principal Accounting Officer

*	The undersigned by signing his name hereby signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named directors and officers previously filed with the Securities and Exchange Commission

By:	/S/ MARK A. TRIPP
Mark A. Tripp
attorney-in-fact

EXHIBIT INDEX

The following exhibits are filed or incorporated by reference as part of this report. Each management contract or compensation plan required to be filed as an exhibit is identified by an asterisk (*).

Exhibit No.	Description of Exhibit	The Filings Referenced For Incorporation by Reference are:
2.1	Stock Purchase Agreement dated as of February 1, 2006	Exhibit 2.1 to the Company’s Current Report on Form 8-K filed February 7, 2006.

3.1(a)	Amended and Restated Certificate of Incorporation of Easton-Bell Sports, Inc.	Exhibit 3.1(a) to the Company’s Annual Report on Form 10-K filed March 30, 2006.

3.1(b)	Amended and Restated Bylaws of Easton-Bell Sports, Inc.	Exhibit 3.1(b) to the Company’s Annual Report on Form 10-K filed March 30, 2006.

3.2(a)	Certificate of Incorporation of All American Sports Corporation, including amendments thereto	Exhibit 3.2(a) to the Company’s Registration Statement on Form S-4 filed May 5, 2010

3.2(b)	Bylaws of All American Sports Corporation	Exhibit 3.2(b) to the Company’s Registration Statement on Form S-4 filed May 5, 2010

3.3(a)	Articles of Incorporation of Bell China Investments, Inc., including amendments thereto	Exhibit 3.3(a) to the Company’s Registration Statement on Form S-4 filed May 5, 2010

3.3(b)	Bylaws of Bell China Investments, Inc.	Exhibit 3.3(b) to the Company’s Registration Statement on Form S-4 filed May 5, 2010

3.4(a)	Certificate of Incorporation of Bell Racing Company, including amendments thereto	Exhibit 3.4(a) to the Company’s Registration Statement on Form S-4 filed May 5, 2010

3.4(b)	Bylaws of Bell Racing Company	Exhibit 3.4(b) to the Company’s Registration Statement on Form S-4 filed May 5, 2010

3.5(a)	Amended and Restated Certificate of Incorporation of Bell Sports Corp.	Exhibit 3.5(a) to the Company’s Registration Statement on Form S-4 filed May 5, 2010

3.5(b)	Bylaws of Bell Sports Corp.	Exhibit 3.5(b) to the Company’s Registration Statement on Form S-4 filed May 5, 2010

3.6(a)	Amended and Restated Articles of Incorporation of Bell Sports, Inc., including amendments thereto	Exhibit 3.6(a) to the Company’s Registration Statement on Form S-4 filed May 5, 2010

3.6(b)	Amended and Restated Bylaws of Bell Sports, Inc.	Exhibit 3.6(b) to the Company’s Registration Statement on Form S-4 filed May 5, 2010

3.7(a)	Articles of Incorporation of CDT Nevada, Inc.	Exhibit 3.7(a) to the Company’s Registration Statement on Form S-4 filed May 5, 2010

3.7(b)	Bylaws of CDT Nevada, Inc.	Exhibit 3.7(b) to the Company’s Registration Statement on Form S-4 filed May 5, 2010

3.8(a)	Articles of Incorporation of Easton Sports Asia, Inc.	Exhibit 3.8(a) to the Company’s Registration Statement on Form S-4 filed May 5, 2010

3.8(b)	Bylaws of Easton Sports Asia, Inc.	Exhibit 3.8(b) to the Company’s Registration Statement on Form S-4 filed May 5, 2010

3.9(a)	Articles of Incorporation of Easton Sports, Inc., including amendments thereto	Exhibit 3.9(a) to the Company’s Registration Statement on Form S-4 filed May 5, 2010

3.9(b)	Amended Bylaws of Easton Sports, Inc.	Exhibit 3.9(b) to the Company’s Registration Statement on Form S-4 filed May 5, 2010

3.10(a)	Certificate of Formation of Equilink Licensing, LLC	Exhibit 3.10(a) to the Company’s Registration Statement on Form S-4 filed May 5, 2010

Exhibit No.	Description of Exhibit	The Filings Referenced For Incorporation by Reference are:
3.10(b)	Limited Liability Company Agreement of Equilink Licensing, LLC	Exhibit 3.10(b) to the Company’s Registration Statement on Form S-4 filed May 5, 2010

3.11(a)	Certificate of Incorporation of MacMark Corporation, including amendments thereto	Exhibit 3.11(a) to the Company’s Registration Statement on Form S-4 filed May 5, 2010

3.11(b)	Bylaws of MacMark Corporation	Exhibit 3.11(b) to the Company’s Registration Statement on Form S-4 filed May 5, 2010

3.12(a)	Articles of Incorporation of Riddell, Inc., including amendments thereto	Exhibit 3.12(a) to the Company’s Registration Statement on Form S-4 filed May 5, 2010

3.12(b)	Bylaws of Riddell, Inc.	Exhibit 3.12(b) to the Company’s Registration Statement on Form S-4 filed May 5, 2010

3.13(a)	Amended and Restated Certificate of Incorporation of Riddell Sports Group, Inc., including amendments thereto	Exhibit 3.13(a) to the Company’s Registration Statement on Form S-4 filed May 5, 2010

3.13(b)	Amended and Restated Bylaws of Riddell Sports Group, Inc.	Exhibit 3.13(b) to the Company’s Registration Statement on Form S-4 filed May 5, 2010

3.14(a)	Certificate of Incorporation of Ridmark Corporation, including amendments thereto	Exhibit 3.14(a) to the Company’s Registration Statement on Form S-4 filed May 5, 2010

3.14(b)	Bylaws of Ridmark Corporation	Exhibit 3.14(b) to the Company’s Registration Statement on Form S-4 filed May 5, 2010

4.1	Form of original notes	Exhibit 4.1 to the Company’s Current Report on Form 8-K filed December 9, 2009

4.2	Form of exchange notes	Exhibit 4.2 to the Company’s Registration Statement on Form S-4 filed May 5, 2010

4.3	Indenture dated as of December 3, 2009	Exhibit 4.2 to the Company’s Current Report on Form 8-K filed December 9, 2009

4.4	Registration Rights Agreement dated as of December 3, 2009	Exhibit 4.3 to the Company’s Current Report on Form 8-K filed December 9, 2009

5.1	Opinion of Ropes & Gray LLP	Exhibit 5.1 to the Company’s Registration Statement on Form S-4 filed May 5, 2010

5.2	Opinion of Andrews Kurth LLP	Filed Herewith

5.3	Opinion of McDonald Carano Wilson LLP	Filed Herewith

10.1	Revolving Credit Agreement dated as of December 3, 2009	Exhibit 10.1 to the Company’s Current Report on Form 8-K filed December 9, 2009.

10.2*	2006 Equity Incentive Plan	Exhibit 10.4 to the Company’s Annual Report on Form 10-K filed March 30, 2006.

10.3*	Amendment to the 2006 Incentive Plan	Exhibit 10.3 to the Company’s Annual Report on Form 10-K filed March 16, 2010

10.4*	Amended and Restated Employment Agreement of Paul Harrington	Exhibit 10.4 to the Company’s Annual Report on Form 10-K filed March 16, 2010

10.5*	Employment Agreement with Mark Tripp	Exhibit 10.3 to the Company’s Current Report on Form 8-K/A filed June 23, 2006.

10.6*	Employment Agreement with Donna L. Flood	Exhibit 10.1 to the Company’s Current Report on Form 8-K filed November 12, 2008.

10.7*	Employment Agreement with Chris Zimmerman	Exhibit 10.7 to the Company’s Registration Statement on Form S-4 filed May 5, 2010

Exhibit No.	Description of Exhibit	The Filings Referenced For Incorporation by Reference are:
10.8*	Consulting Agreement with Terry Lee	Exhibit 10.8 to the Company’s Registration Statement on Form S-4 filed May 5, 2010

10.9*	Employment Agreement with Anthony M. Palma	Exhibit 10.2 to the Company’s Current Report on Form 8-K/A filed June 23, 2006.

10.10	Intercreditor Agreement dated as of December 3, 2009	Exhibit 10.9 to the Company’s Annual Report on Form 10-K filed March 16, 2010

12.1	Statement of Computation of Ratio of Earnings to Fixed Charges	Exhibit 12.1 to the Company’s Registration Statement on Form S-4 filed May 5, 2010

21.1	Subsidiaries of Easton-Bell	Exhibit 21.1 to the Company’s Registration Statement on Form S-4 filed May 5, 2010

23.1	Consent of Ropes & Gray LLP (see Exhibit 5.1)	Exhibit 23.1 to the Company’s Registration Statement on Form S-4 filed May 5, 2010

23.2	Consent of Andrews Kurth LLP (see Exhibit 5.2)	Filed Herewith

23.3	Consent of McDonald Carano Wilson LLP (see Exhibit 5.3)	Filed Herewith

23.4	Consent of Ernst & Young LLP	Exhibit 23.4 to the Company’s Registration Statement on Form S-4 filed May 5, 2010

24.1	Powers of Attorney (see signature pages of this Registration Statement)	Exhibit 24.1 to the Company’s Registration Statement on Form S-4 filed May 5, 2010

25.1	Statement on Form T-1 as to the Eligibility of the Trustee	Exhibit 25.1 to the Company’s Registration Statement on Form S-4 filed May 5, 2010

99.1	Form of Letter of Transmittal	Exhibit 99.1 to the Company’s Registration Statement on Form S-4 filed May 5, 2010

99.2	Form of Notice of Guaranteed Delivery	Exhibit 99.2 to the Company’s Registration Statement on Form S-4 filed May 5, 2010